UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2022

PORTILLO'S INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40951	87-1104304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Spring Road, Suite 400, Oak Brook, Illinois 60523
(Address of principal executive offices)
(630)-954-3773
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	PTLO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2022, Portillo’s Inc. (NASDAQ:PTLO) (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on April 25, 2022, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 35,847,171 shares of Class A common stock outstanding and entitled to vote and 35,673,321 shares of Class B common stock outstanding and entitled to vote.

At the Annual Meeting, the stockholders (i) elected eight directors to serve until the Company’s next annual meeting in 2023, or until their successors have been duly elected and qualified; (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2022; and (iii) approved the Portillo’s Employee Stock Purchase Plan.

The final results are as follows:

Director Election Proposal	For	Abstain	Broker Non-Votes
Michael Osanloo	52,480,947	3,087,161	7,760,020
Ann Bordelon	55,218,035	350,073	7,760,020
Paulette R. Dodson	55,335,108	233,000	7,760,020
Noah Glass	55,196,986	371,122	7,760,020
Gerard J.Hart	55,223,706	344,402	7,760,020
Richard K.Lubin	52,256,582	3,311,526	7,760,020
Joshua A.Lutzker	52,264,806	3,303,302	7,760,020
Michael A. Miles Jr.	52,264,126	3,303,982	7,760,020

Auditor Ratification Proposal	For	Against	Abstain
Ratification of Deloitte & Touche LLP as independent auditor for fiscal year 2022	63,071,972	185,416	70,740

Employee Stock Purchase Plan Proposal	For	Against	Abstain	Broker Non-Votes
Approval of the Portillo’s Employee Stock Purchase Plan	55,406,439	115,624	46,045	7,760,020

Additionally, the Company will make available responses to questions that were received in connection with the Annual Meeting on its investor relations website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Portillo's Inc.
(Registrant)

Date: June 27, 2022	By:	/s/ Susan B. Shelton
Susan B. Shelton
General Counsel and Secretary